EXHIBIT 1


                CERTAIN INFORMATION REGARDING NATIONSBANK CORPORATION

          NationsBank Corporation is a registered bank holding company incorporated under the laws of the State of North Carolina. The address of its principal executive office is NationsBank Corporation Center, Charlotte, North Carolina 28255. The following table sets forth the name, residence or business address, present occupation or employment of each director and executive officer of NationsBank Corporation, along with the name, principal business and address of any corporation or other organization in which such employment is conducted:


                                                                 OCCUPATION OR EMPLOYMENT
                                     BUSINESS (B) OR             NAME OF EMPLOYER, BUSINESS
             NAME                     RESIDENCE (R)                OF EMPLOYER, ADDRESS OF
                                         ADDRESS                           EMPLOYER



          DIRECTORS
      Ronald W. Allen            (B)  Hartsfield Atlanta         Chairman of the Board,
                                      Int. Airport,              President and Chief
                                      Atlanta, GA  30320         Executive Officer, Delta
                                                                 Air Lines, Inc., an air
                                                                 transportation company,
                                                                 Hartsfield Atlanta Int.
                                                                 Airport,
                                                                 Atlanta, GA  30320


      William M. Barnhardt      (B)  6100 Fairview Road          Chairman of the Board,
                                     Suite 970                   Southern Webbing Mills,
                                     Charlotte, NC 28210         Inc., a textile
                                                                 manufacturing firm, 6100
                                                                 Fairview Road,
                                                                 Suite 970, Charlotte, NC 28210


      Thomas M. Belk           (B)  2801 West Tyvola Road        President, Belk Stores
                                    Charlotte, NC  28217-4500    Services, Inc., a service
                                                                 company for Belk Department
                                                                 Stores, 2801 West Tyvola Road,
                                                                 Charlotte, NC  28217-4500


      Thomas E. Capps         (B)  Post Office Box 26532        Chairman of the Board and
                                   Richmond, VA  23261          Chief Executive Officer,
                                                                Dominion Resources, Inc.,
                                                                an electric utility holding
                                                                company, Post Office
                                                                Box 26532, Richmond, VA
                                                                23261

      R. Eugene Cartledge     (B)  6 Skidway Village Walk      Retired Chairman of the
                                   Suite 203B                  Board and Chief Executive
                                   Savannah, GA  31411         Officer, Union Camp
                                                               Corporation, a manufacturer
                                                               of paper products, 6
                                                               Skidway Village Walk,
                                                               Suite 203B, Savannah, GA
                                                               31411
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      Charles W. Coker       (B)  Post Office Box 160          Chairman and Chief
                                  Hartsville, SC  29550        Executive Officer, Sonoco
                                                               Products Company, a
                                                               manufacturer of paper and
                                                               plastic products, Post
                                                               Office Box 160,
                                                               Hartsville, SC  29550


      Thomas G. Cousins      (B)  2500 Windy Ridge Parkway     Chairman and President,
                                  Suite 1600                   Cousins Properties, Inc., a
                                  Marietta, GA  30067          real estate development
                                                               company, 2500 Windy Ridge
                                                               Parkway, Suite 1600,
                                                               Marietta, GA  30067

      Alan T. Dickson        (B)  Suite 2000                   Chairman, Ruddick
                                  Two First Union Center       Corporation, a diversified
                                  Charlotte, NC  28282         holding company,
                                                               Suite 2000, Two First Union
                                                               Center,
                                                               Charlotte, NC  28282


      W. Frank Dowd, Jr.     (B)  Post Office Box 35430        Chairman of the Executive
                                  Charlotte, NC  28235         Committee, Charlotte Pipe &
                                                               Foundry Company, a
                                                               manufacturer of cast iron
                                                               and plastic pipe and
                                                               fittings, Post Office Box
                                                               35430,
                                                               Charlotte, NC  28235


      A. L. Ellis            (B)  Post Office Box 1225         Senior Chairman,
                                  Tarpon Springs, FL 33589     NationsBank of Florida,
                                                               N.A., a national bank,
                                                               Post Office Box 1225,
                                                               Tarpon Springs, FL  33589


      Paul Fulton            (B)  Campus Box 3490              Dean, Kenan-Flagler
                                  Carroll Hall                 Business School, University
                                  Chapel Hill, NC 27599-3490   of North Carolina,
                                                               Campus Box 3490, Carroll Hall,
                                                               Chapel Hill, NC  27599-3490


      L. L. Gellerstedt, Jr. (B)  Post Office Box 1375         Chairman, Executive
                                  Atlanta, GA  30301           Committee, Beers
                                                               Construction Company, a
                                                               general contractor, Post
                                                               Office Box 1375,
                                                               Atlanta, GA  30301

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

                                                                 OCCUPATION OR EMPLOYMENT
                                     BUSINESS (B) OR             NAME OF EMPLOYER, BUSINESS
             NAME                     RESIDENCE (R)                OF EMPLOYER, ADDRESS OF
                                         ADDRESS                           EMPLOYER


      Timothy L. Guzzle      (B)  Post Office Box 111           Chairman of the Board and
                                  Tampa, FL  33601              Chief Executive Officer,
                                                                TECO Energy, Inc., an
                                                                electric utility holding
                                                                company,
                                                                Post Office Box 111, Tampa,
                                                                FL  33601


      E. Bronson Ingram      (B)  Post Office Box 23049         Chairman and Chief
                                  Nashville, TN  37202          Executive Officer, Ingram
                                                                Industries Inc., a
                                                                diversified holding
                                                                company, Post Office Box
                                                                23049,
                                                                Nashville, TN  37202

      W. W. Johnson                   *                         Chairman of the Executive
                                                                Committee, NationsBank
                                                                Corporation *

      Hugh L. McColl, Jr.             *                         Chairman of the Board and
                                                                Chief Executive Officer,
                                                                NationsBank Corporation *


      Buck Mickel            (B)  301 North Main Street         Chairman of the Board and
                                  Greenville, SC  29601         Chief Executive Officer,
                                                                R.S.I. Holdings Inc., a
                                                                holding company of
                                                                corporations involved in
                                                                distribution and textiles,
                                                                301 North Main Street,
                                                                Greenville, SC  29601


      John J. Murphy        (B)  Post Office Box 718            Chairman of the Board and
                                 Dallas, TX  75221              Chief Executive Officer,
                                                                Dresser Industries, Inc., a
                                                                supplier of engineered
                                                                products and services
                                                                utilized by energy-related
                                                                activities, Post Office Box
                                                                718,
                                                                Dallas, TX  75221

      John C. Slane         (B)  Post Office Box 2486           President, Slane Hosiery
                                 High Point, NC  27261          Mills, Inc., a manufacturer
                                                                of textile products,
                                                                Post Office Box 2486,
                                                                High Point, NC  27261


      John W. Snow          (B)  Post Office Box 85629          Chairman of the Board,
                                 Richmond, VA  23285            President and Chief
                                                                Executive Officer, CSX
                                                                Corporation, a
                                                                transportation company,
                                                                Post Office Box 85629,
                                                                Richmond, VA  23285



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

                                                                   OCCUPATION OR EMPLOYMENT
                                      BUSINESS (B) OR             NAME OF EMPLOYER, BUSINESS
             NAME                      RESIDENCE (R)                OF EMPLOYER, ADDRESS OF
                                           ADDRESS                         EMPLOYER


      Meredith R. Spangler        (R) 400 E. Franklin Street       Trustee and board member
                                      Chapel Hill, NC 27514        400 E. Franklin Street
                                      Chapel Hill, NC  27514


      Robert H. Spilman           (B) Post Office Box 626          Chairman of the Board and
                                      Bassett, VA  24055           Chief Executive Officer,
                                                                   Bassett Furniture
                                                                   Industries, Inc., a
                                                                   furniture manufacturer,
                                                                   Post Office Box 626,
                                                                   Bassett, VA  24055

      William W. Sprague, Jr.     (B) Post Office Box 339          Chairman and Chief
                                      Savannah, GA  31402          Executive Officer, Savannah
                                                                   Foods & Industries, Inc., a
                                                                   food products business,
                                                                   Post Office Box 339,
                                                                   Savannah, GA  31402


      Ronald Townsend             (B) 1100 Wilson Boulevard        President/Gannett
                                      Arlington, VA  22234         Television, Gannett
                                                                   Company, Inc., a
                                                                   communications company,
                                                                   1100 Wilson Boulevard,
                                                                   Arlington, VA  22234



      Jackie M. Ward             (B) Building G                    President and Chief
                                     Fourth Floor                  Executive Officer, Computer
                                     5775 Peachtree- Dunwoody Rd.  Generation Incorporated, a
                                     Atlanta, GA  30342            computer software company,
                                                                   Building G,
                                                                   Fourth Floor, 5775
                                                                   Peachtree-Dunwoody Rd.,
                                                                   Atlanta, GA  30342


      Michael Weintraub         (B)  200 Southeast                 Private investor
                                     First Street
                                     Miami, FL  33131



                                            -4-
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


                                                      OCCUPATION OR EMPLOYMENT
                               BUSINESS (B) OR       NAME OF EMPLOYER, BUSINESS
             NAME               RESIDENCE (R)         OF EMPLOYER, ADDRESS OF
                                   ADDRESS                         EMPLOYER


      EXECUTIVE OFFICERS
        (NOT OTHERWISE
          LISTED ABOVE)

      Fredric J. Figge, II            *             Chairman, Corporate Risk
                                                    Policy, NationsBank
                                                    Corporation *


      James H. Hance, Jr.             *             Vice Chairman and Chief
                                                    Financial Officer,
                                                    NationsBank Corporation*


      Kenneth D. Lewis                *             President, NationsBank
                                                    Corporation*

      Marc D. Oken                    *             Executive Vice President
                                                    and Principal Accounting
                                                    Officer, NationsBank
                                                    Corporation*


      James W. Thompson               *             Vice Chairman, NationsBank
                                                    Corporation*




     * NationsBank Corporation is a registered bank holding company, and the address of its principal executive office is NationsBank Corporate Center, Charlotte, North Carolina 28255 (which is the business address of such director or executive officer).

        Each of the directors and executive officers of NationsBank Corporation is a U.S. citizen. Neither NationsBank Corporation nor any of its directors and executive officers has been, during the last five years, convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or a party to a civil proceeding of a judicial or administrative body of competent jurisdiction, as a result of which any of them was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.







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